SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of October 2, 2013

SERIES	CLASS
Non-Money Market Funds

Highbridge Dynamic Commodities Strategy Fund	A, C, Select, R5

Highbridge Statistical Market Neutral Fund	A, C, Select

JPMorgan Access Balanced Fund	A, C, Select, Institutional

JPMorgan Access Growth Fund	A, C, Select, Institutional

JPMorgan Alternative Strategies Fund	A, C, Select, R5

JPMorgan Asia Pacific Fund (name change from JPMorgan Asia Pacific Focus Fund effective 6/28/12)	A, C, Select

JPMorgan California Tax Free Bond Fund	A, C, Select, Institutional

JPMorgan China Region Fund	A, C, Select

JPMorgan Commodities Strategy Fund	A, C, Select, R6

JPMorgan Corporate Bond Fund	A, C, Select, R6

JPMorgan Credit Opportunities Fund (liquidated 9/30/13)	A, C, Select, R2, R5, R6

JPMorgan Current Income Fund	Select, Institutional

JPMorgan Disciplined Equity Fund	A, Select, Institutional, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Diversified Fund	A, B, C, Select, Institutional

JPMorgan Diversified Real Return Fund	A, C, Select, R2, R5

JPMorgan Diversified Risk Fund	A, C, Select, R6

JPMorgan Dynamic Growth Fund	A, C, Select, R5

JPMorgan Dynamic Income Fund	A, C, Select, R6

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select

JPMorgan Emerging Economies Fund	A, C, Select, R5

JPMorgan Emerging Markets Corporate Debt Fund	A, C, Select, R6

SERIES	CLASS

JPMorgan Emerging Markets Debt Fund	A, C, Select, R5, R6

JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional

JPMorgan Emerging Markets Equity Income Fund	A, C, Select, R5, R6

JPMorgan Emerging Markets Local Currency Debt Fund	A, C, Select, R2, R5, R6

JPMorgan Equity Focus Fund	A, C, Select

JPMorgan Ex-G4 Currency Strategies Fund	A, C, Select

JPMorgan Floating Rate Income Fund	A, C, Select, R6

JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, Select, R2

JPMorgan Global Bond Opportunities Fund	A, C, Select, R6

JPMorgan Global Equity Income Fund	A, C, Select, R2, R5

JPMorgan Global Natural Resources Fund	A, C, Select, R2, R5, R6

JPMorgan Global Opportunities Fund (name change from JPMorgan Global Focus Fund effective 11/1/11) (to be liquidated on or after 10/4/13)	A, C, Select, R2, R5, R6

JPMorgan Global Research Enhanced Index Fund	A, C, Select, R2

JPMorgan Global Unconstrained Equity Fund	A, C, Select, R2, R5, R6

JPMorgan Growth and Income Fund	A, B, C, Select

JPMorgan Growth Long/Short Fund	A, C, Select

JPMorgan Income Builder Fund	A, C, Select

JPMorgan India Fund	A, C, Select

JPMorgan Inflation Managed Bond Fund	A, C, Select, R2, R5, R6

JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan International Currency Income Fund	A, C, Select

JPMorgan International Equity Fund	A, B, C, Select, R2, R5, R6

JPMorgan International Opportunities Fund	A, B, C, Select, Institutional, R6

JPMorgan International Realty Fund	A, C, Select, R5

JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional

JPMorgan International Unconstrained Equity Fund	A, C, Select, R2, R5, R6

SERIES	CLASS

JPMorgan International Value Fund	A, B, C, Select, Institutional, R2, R6

JPMorgan International Value SMA Fund	(No Class Designation)

JPMorgan Intrepid America Fund	A, C, Select, R2, R5

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional, R2

JPMorgan Intrepid Advantage Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13)	A, C, Select

JPMorgan Intrepid European Fund	A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund	A, C, Select, R2, R5

JPMorgan Intrepid Value Fund	A, C, Select, R2, R5, R6

JPMorgan Latin America Fund	A, C, Select

JPMorgan Managed Income Fund	Select, Institutional

JPMorgan Mid Cap Core Fund	A, C, Select, R2, R5, R6

JPMorgan Mid Cap Equity Fund	A, C, Select

JPMorgan Multi-Cap Long/Short Fund	A, C, Select

JPMorgan Multi-Sector Income Fund	A, C, Select, R2, R5, R6

JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan Real Return Fund	A, C, Select, Institutional

JPMorgan Research Equity Long/Short Fund	A, C, Select, R5

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, B, C, Select, Institutional

JPMorgan Russia Fund (to be liquidated on or after 10/4/13)	A, C, Select

JPMorgan Short Duration High Yield Fund	A, C, Select, R6

JPMorgan Small Cap Core Fund	Select

JPMorgan Small Cap Equity Fund	A, B, C, Select, R2, R5

JPMorgan SmartAllocation Equity Fund	A, C, Select, R2, R5, R6

JPMorgan SmartAllocation Income Fund	A, C, Select, R2, R5, R6

SERIES	CLASS

JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2055 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement Blend Income Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2015 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2020 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund	A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund	A, C, Select, R2, R5, R6

JPMorgan Strategic Income Opportunities Fund	A, C, Select, R5

JPMorgan Strategic Preservation Fund	A, C, Select, R5

JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10)	Institutional, A, C, Select

JPMorgan Tax Aware High Income Fund	A, C, Select

JPMorgan Tax Aware Income Opportunities Fund	A, C, Select

SERIES	CLASS

JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional, R6

JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

JPMorgan Total Bond Plus Fund	A, C, Select, R6

JPMorgan Total Emerging Markets Fund	A, C, Select, R2, R5, R6

JPMorgan Total Return Fund	A, C, Select, R5

JPMorgan U.S. Dynamic Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07) (name change from JPMorgan Intrepid Plus Fund effective 5/3/10)	A, C, Select

JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R2, R5, R6

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R2, R5

JPMorgan U.S. Large Cap Core Plus Fund II	A, C, Select, Institutional

JPMorgan U.S. Research Equity Plus Fund	A, C, Select, R2, R5, R6

JPMorgan U.S. Small Company Fund	A, C, Select, Institutional, R2, R6

JPMorgan Value Advantage Fund	A, C, Select, Institutional

Security Capital U.S. Core Real Estate Securities Fund	A, C, Select, R2, R5, R6

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE, Service

JPMorgan Current Yield Money Market Fund	Capital, Institutional

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE, Service

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Cash Management, Investor, Service, Direct, Eagle, IM

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Direct, Eagle